Exhibit 10.6

                             COLLABORATION AGREEMENT


         This COLLABORATION AGREEMENT (the "Agreement") is made and entered into between: Neah Power Systems, Inc., with its principal place of business at 22118 20th Ave SE, Suite 142, Bothell, Washington 98021 ("Neah") and Novellus Systems, Inc. with its principal place of business at 4000 North First Street, San Jose, CA 95134 ("Novellus"), effective as of April 1, 2004 ("Effective Date").

                                    RECITALS

         Neah is in the business of developing silicon-based fuel cell technology. Novellus is a provider of advanced deposition and surface preparation systems for the semiconductor industry. Neah desires to collaborate with Novellus to develop technology related to the application of catalyst and conductive films to silicon to be used as a fuel cell electrode, and Novellus is willing to enter into such collaboration on the terms set forth in this Agreement.

         NOW, THEREFORE, for valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                  AGREEMENT

1.0      DEFINITIONS.

         1.1 "BACKGROUND IP" shall mean all inventions, discoveries, works of authorship, designs, ideas, and technology Developed prior to or outside the course of performance of the Project.

         1.2 "COMPONENTS" shall mean porous silicon (a) to which catalyst and conductive films have been applied, and (b) that are designed, developed or manufactured using any Project IP.

         1.3 "COMPONENT EQUIPMENT" shall mean equipment that (a) is designed, developed or manufactured using any Project IP, and (b) is specifically designed to manufacture Components.

         1.4 "COMPONENT EQUIPMENT PROCESSES" shall mean all unit processes performed by Component Equipment.

         1.5 "DEVELOPED" shall mean, (a) conceived, with respect to inventions and discoveries, (b) fixed in a tangible medium of expression, with respect to works of authorship, and (c) created with respect to other designs, ideas, and technology.

         1.6 "FUEL CELL FIELD OF USE" shall mean the design, development, manufacturing, sale and other distribution of Components used as fuel cell electrodes, but not the design, development, manufacturing, sale or other distribution of Component Equipment or the use or exploitation of Component Equipment Processes.

         1.7 "INTELLECTUAL PROPERTY RIGHTS" shall mean all copyrights, copyright applications, patents, patent applications, trade secrets, trademarks, moral rights,


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         author's rights, and all other intellectual and proprietary rights of any kind, as may now or hereafter come into existence, and all renewals and extensions thereof, regardless of whether such rights arise under the laws of the United States, or any other state, country or jurisdiction.

         1.8 "JOINTLY DEVELOPED IP" shall mean all Project IP which is Developed jointly by Neah and Novellus in connection with the activities contemplated by this Agreement.

         1.9 "NEAH PROJECT IP" shall mean all Project IP which is Developed by Neah in connection with the Project independently of Novellus.

         1.10 "NOVELLUS PROJECT IP" shall mean all Project IP which is Developed by Novellus in connection with the Project independently of Neah.

         1.11 "PROJECT" shall mean the joint development of technology related to Components, Component Equipment and Component Equipment Processes pursuant to this Agreement in accordance with the Project Plan, and commencing on the Effective Date.

         1.12 "PROJECT IP" shall mean all inventions, discoveries, works of authorship, designs, ideas, and technology Developed by either party, jointly or independently, in the course of performance of the Project, and shall not include any Background IP.

         1.13 "PROJECT PLAN" shall mean the detailed plan for the Project, a draft of which is set forth on EXHIBIT A and shall be finalized by mutual agreement of the parties prior to June 1, 2004, as may be amended by mutual written agreement of the parties from time to time.

2.0      THE PROJECT.

         2.1 COLLABORATION. The parties agree to collaborate to complete the Project in accordance with this Agreement and the Project Plan. The parties agree, prior to June 1, 2004, to mutually identify each party's obligations under the Project Plan.

         2.2 NOVELLUS PERSONNEL. During the term of the Project, Novellus shall provide Neah with the services of Novellus technical personnel, to be mutually agreed upon and listed in EXHIBIT B (the "Novellus Personnel"), on a full time or part time basis, to be mutually agreed upon and specified on EXHIBIT B. Novellus reserves the right to change the Novellus Personnel in its reasonable discretion, and shall consult with Neah prior to such change if such consultation is reasonably practicable.

                  2.2.1 Some of the Novellus Personnel, to be mutually agreed upon and specified on EXHIBIT B, may relocate to Neah's Seattle, Washington facility during the Project Term to perform work on the Project. Neah shall reimburse Novellus in a lump-sum amount to be mutually agreed upon in accordance with Novellus' standard relocation policies and specified on Exhibit B for the reasonable relocation costs for such Novellus Personnel.


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                  2.2.2    Neah shall reimburse Novellus for (a) the gross
                  amount of all salaries and wages, benefit costs and other compensation associated with the Novellus Personnel with respect to the time period of their work on the Project, in an amount to be mutually agreed upon and specified on EXHIBIT B, and (b) for costs approved in advance by Neah, in accordance with rates and procedures to be mutually agreed upon and specified on EXHIBIT B. Novellus shall invoice Neah for such costs on a monthly basis.

                  2.2.3 All Novellus Personnel shall at all times remain the employees of Novellus. Neah shall have no responsibility for withholding of taxes or other matters which are customarily the responsibility of an employer. All Novellus Personnel shall comply with reasonable workplace rules and procedures established by Neah.

                  2.2.4 Neah shall indemnify, defend and hold harmless Novellus and its officers, directors, employees, shareholders and agents (each an "Indemnified Party"), from and against any and all claims, demands, liabilities, costs, damages, expenses (including attorneys' fees and expenses), and causes of action of any nature whatsoever (collectively, "Losses") brought by or on behalf of a member of the Novellus Personnel arising from or in any way related to (a) workplace conditions at Neah's Seattle, Washington facility, or (b) the actions or omissions of any Neah employee or contractor, except for Losses arising from or in any way related to the gross negligence or willful misconduct of the Novellus Personnel. Losses may include, but are not limited to, claims related to personal injury or alleged emotional distress, damage to personal property, or employment practices.

                  2.2.5 Neah shall provide a suitable and safe work environment for the Novellus Personnel during the time period of their work on the Project, and the Novellus Personnel shall not be required to sign Neah's nondisclosure or invention assignment agreement, or a waiver or release in connection with their work on the Project. Novellus and each of the Novellus Personnel shall have executed Novellus' standard proprietary information and inventions agreement prior to the time period of his or her work on the Project.

         2.3 NEAH PERSONNEL. During the term of the Project, Neah shall dedicate a sufficient number of technical personnel to diligently perform its obligations under the Project Plan. Neah shall provide the Novellus Personnel with access to qualified Neah technical personnel and shall otherwise provide reasonable technical support to the Novellus Personnel in connection with the Project.

         2.4 EXCLUSIVITY. During the Project term, neither Novellus nor Neah shall enter into any discussions or agreements with any third parties with respect to the application of catalyst and conductive films to silicon to be used as a fuel cell electrode. Except for the foregoing restriction, nothing herein shall be deemed to restrict, in any way, the freedom of either party to conduct any business or activity whatsoever without any accountability to the other party.


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         2.5      EQUIPMENT. Novellus shall loan Neah equipment to be reasonably determined by Novellus and described on EXHIBIT C, together with such other equipment as may be agreed upon in writing by the parties (the "Equipment") for use during the Project term, at no cost to Neah. The Equipment (a) shall be delivered to Neah's Seattle, Washington facility at Neah's cost, (b) shall not be moved or transferred from such facility without Novellus' prior written consent, and (c) shall be returned by Neah to Novellus upon termination of this Agreement at Neah's expense and in the same condition as received, normal wear excepted. While the Equipment is in Neah's possession, Neah shall be responsible for all necessary maintenance of the Equipment as specified by Novellus to Neah, shall bear all risk of loss or damage to the Equipment, and shall maintain physical damage insurance covering the Equipment on an "all risks" of physical loss or damage basis, for the full replacement cost (subject to reasonable deductible amounts). Such insurance policy will (i) be in form and content reasonably acceptable to Novellus, (ii) provide that such insurance will not be canceled or coverage changed unless thirty (30) days' prior written notice has been given to Novellus, and (iii) will name Novellus as an additional insured. Neah will deliver such policy or certificate thereof to Novellus on or before five (5) days prior to delivery of Equipment by Novellus to Neah.

         2.6 WARRANT. Upon execution of this Agreement, Neah shall grant Novellus a warrant to purchase one million shares of the common stock of Neah at an exercise price of twenty-five cents ($0.25) per share in accordance with the terms set forth on EXHIBIT D attached hereto. The Warrant shall vest upon completion of the milestones as provided in EXHIBIT D.

         2.7 INDEPENDENT RELATIONSHIP. The parties shall at all times act as independent contractors and nothing contained in this Agreement shall be deemed to constitute either party as the partner, agent, or legal representative of the other party, or to create any fiduciary relationship between them for any purpose whatsoever. Neither party hereto shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party, except as may be expressly authorized in writing by the other party.

3.0 SUPPLY OF COMPONENTS AND COMPONENT EQUIPMENT. It is the intent of the parties that Neah and Novellus shall enter into an agreement pursuant to which Novellus shall manufacture Components, and Neah hereby grants Novellus a right of first negotiation with respect to the manufacture of Components.

         3.1 COMPONENTS: RIGHT OF FIRST NEGOTIATION. Prior to commencing negotiations with any third party with respect to the manufacture of Components, Neah shall notify Novellus and the parties shall enter into discussions, in good faith, with respect to terms pursuant to which Novellus shall have, for a period of five years (subject to renewal on mutually acceptable terms), (a) the exclusive right to manufacture Components for use by or sale to Neah, (b) the exclusive right to sell such Components to Neah, and (c) an exclusive license under all of Neah's Intellectual Property Rights necessary for such manufacture and sale. If the parties have been unable to enter into an agreement with respect to the manufacture of Components by Novellus within thirty (30) days following the date of the notice from Neah, the parties shall enter


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         into non-binding mediation as provided in Section 11.4.1 below in an attempt to agree upon the terms of such an agreement. If the parties continue to be unable to reach agreement within sixty (60) days following the commencement of the mediation, Neah may negotiate with third parties with respect to the manufacture of Components used as fuel cell electrodes, but shall not enter into an agreement with any such third party unless (i) each material term of such agreement is no more favorable to such third party than the term offered by Neah to Novellus during the negotiations pursuant to this Section 3.1, and (ii) the terms of such agreement (and any related or side agreements), taken as a whole, are no more favorable to such third party than the terms, taken as a whole, offered by Neah to Novellus during the negotiations pursuant to this Section 3.1. If the terms of a proposed agreement with a third party do not meet the conditions of (i) and (ii) above, then Neah must notify Novellus of the terms of the proposed agreement and must repeat the procedures set forth in this Section 3.1 with Novellus with respect to such terms. At Novellus' request, Neah shall provide a copy of all agreements with respect to the manufacture of Components used as fuel cell electrodes (and any related or side agreements) to an independent party selected by Novellus and under a duty not to disclose the terms of such agreements (or any related or side agreements) for the purposes of confirming to Novellus whether such agreements meet the conditions of (i) and (ii) above.

         3.2 TECHNICAL INFORMATION. In the event that, pursuant to Section 3.1, Neah enters into an agreement with a third party with respect to the manufacture of Components used as fuel cell electrodes, Novellus shall, at Neah's expense, provide reasonable cooperation to Neah and such third party to provide Neah and such third party with technical information solely related to Project IP necessary to manufacture Components used as fuel cell electrodes, but not technical information related to Project IP that can be used to manufacture Component Equipment or to use or exploit Component Equipment Processes. For purposes of clarification, no license, express or implied, is granted by Novellus to Neah or such third party under any Intellectual Property Rights to Novellus Background IP or under Novellus' rights pursuant to
         Section 5.6.

         3.3      COMPONENT EQUIPMENT.

                  3.3.1 Novellus agrees not to sell Component Equipment if Novellus knows (with no duty to investigate) that such sale would constitute contributory infringement by Novellus of Neah's rights under patents to the Project IP in the Fuel Cell Field of Use ("Contributory Infringement"). If Novellus has sold Component Equipment to a third party and Neah believes that such sale would constitute Contributory Infringement, the parties shall enter into non-binding mediation and binding arbitration as provided in Section 11.4 below to determine whether such sale constituted Contributory Infringement.

                  3.3.2 In the event Novellus provides notice to Neah that it has decided not to use and commercialize the Project IP for the design, development, manufacturing, sale and other distribution of Component Equipment, Novellus shall negotiate the grant of a royalty-free, non-exclusive license to Neah to use and commercialize the Project IP for the design, development, manufacturing, sale and other distribution of Component Equipment, and the use or exploitation of Component Equipment Processes.


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                  3.3.3    Neah and any third party designee who will
                  manufacture Components on Neah's behalf (each, a "Purchaser") agree to purchase Component Equipment only from Novellus, subject to the procedures set forth in this Section 3.3.3. A third party designee shall not purchase Component Equipment unless authorized to manufacture Components used as fuel cell electrodes in accordance with the right of first negotiation granted to Novellus in Section 3.1 above. In the event that a Purchaser desires to purchase Component Equipment following completion of the Project, Neah shall notify Novellus and the parties shall negotiate the sale of Component Equipment to such Purchaser. If the parties have been unable to enter into an agreement with respect to such sale within thirty (30) days following the date of the notice from Neah, the parties shall enter into non-binding mediation as provided in Section 11.4.1 in an attempt to agree upon the terms of such an agreement. If the parties continue to be unable to reach agreement within sixty (60) days following the commencement of the mediation, the parties shall enter into binding arbitration as provided in Section 11.4.2 below to establish terms that would be commercially reasonable for such sale. At such time, Novellus shall, at its option, either (a) agree to sell such Component Equipment to the Purchaser on the commercially reasonable terms established through arbitration, in which case Purchaser shall be obligated to purchase such Component Equipment on such terms, or (b) grant a royalty-free, non-exclusive, non-transferable, and non-sublicenseable license to the Purchaser to use and commercialize the Project IP for the design, development, manufacturing, sale and other distribution of Component Equipment, and the use or exploitation of Component Equipment Processes.

                  3.4      TECHNICAL INFORMATION. In the event that, pursuant to
                  Section 3.3.2 or 3.3.3, Novellus grants a license to use and commercialize the Project IP for the design, development, manufacturing, sale and other distribution of Component Equipment, and the use or exploitation of Component Equipment Processes, Novellus shall, at Neah's expense, provide reasonable cooperation to Neah to provide Neah with technical information solely related to Project IP necessary to manufacture Component Equipment or to use or exploit Component Equipment Processes. For purposes of clarification, no license, express or implied, is granted by Novellus to Neah or such third party under any Intellectual Property Rights to Novellus Background IP.


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4.0      CONFIDENTIALITY.

         4.1 "PROJECT CONFIDENTIAL INFORMATION" shall mean any and all information and materials (whether in writing, or in oral, graphic, electronic or any other form) developed by either party, jointly or independently, in the course of performance of the Project, and that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use.

         4.2 OBLIGATIONS REGARDING PROJECT CONFIDENTIAL INFORMATION. Each party agrees that it shall protect the confidentiality of Project Confidential Information with at least the same degree of care as it uses to protect its own confidential information (but in no event less than reasonable care). Each party agrees not to use Project Confidential Information for any purpose other than (a) its performance of the Project, (b) as reasonably necessary to register, confirm or perfect the Project IP as mutually agreed upon by the parties pursuant to Section 5.8, (c) as reasonably necessary to exercise such party's rights to commercialize Project IP under Section 5.5 or 5.6, respectively, (d) as reasonably necessary to enforce such party's rights to Intellectual Property Rights in the Project IP in accordance with Section 5.12, and (e) as reasonably necessary to defend itself in accordance with Section 5.13. Each party shall not disclose Project Confidential Information to any person or entity other than (i) to its officers, employees and consultants that need access to such Project Confidential Information in order to effect the intent of this Agreement and who agree to be bound by the terms of this Section 4 or a similar written agreement, (ii) as reasonably necessary to register, confirm or perfect the Project IP as mutually agreed upon by the parties pursuant to Section 5.8, (iii) as reasonably necessary to exercise such party's rights to commercialize Project IP under Section
         5.5 or 5.6, respectively; provided that such disclosure is subject to confidentiality obligations similar to the terms of this Section 4,
         (iv) as reasonably necessary to enforce such party's rights to Intellectual Property Rights in the Project IP in accordance with
         Section 5.12, and (v) as reasonably necessary to defend itself in accordance with Section 5.13.

         4.3 "BACKGROUND CONFIDENTIAL INFORMATION" shall mean any and all information and materials (whether in writing, or in oral, graphic, electronic or any other form), other than Project Confidential Information, disclosed by one party to the other party that is marked as confidential or that from its nature should reasonably be considered to be confidential.

         4.4 OBLIGATIONS REGARDING BACKGROUND CONFIDENTIAL INFORMATION. Each party agrees that it shall protect the confidentiality of the other party's Background Confidential Information with at least the same degree of care as it uses to protect its own confidential information (but in no event less than reasonable care). Each party agrees not to use the other party's Background Confidential Information for any purpose other than its performance of the Project. Each party shall not disclose the other party's Background Confidential Information to any person or entity other than its officers, employees and consultants that need access to such Confidential Information in order to effect the intent of this Agreement and who agree to be bound by the terms of this Section 4 or a similar written agreement.

         4.5 UNAUTHORIZED USE OR DISCLOSURE. Each party shall immediately give notice to the other party of any unauthorized use or disclosure of Project Confidential Information or the other party's Background Confidential Information, and agrees to assist the other party to remedy such unauthorized use or disclosure.


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         4.6      SURVIVAL. The obligations set forth in this Section 4 shall survive for a period of five (5) years following the termination of this Agreement.

         4.7 EXCEPTIONS. Notwithstanding the foregoing, the parties agree that (a) all information and materials which are or become available to the general public other than through breach of this Agreement, and (b) a party's Background Confidential Information which (i) is rightfully in the recipient's possession prior to disclosure by such party, as evidenced by the recipient's contemporaneous written records, (ii) is disclosed to the recipient by a third party without breach of any confidentiality obligation, or (iii) is independently developed by the recipient without use of the other party's Background Confidential Information, as evidenced by the recipient's contemporaneous written records, shall not be subject to the restrictions set forth in this
         Section 4.

5.0      INTELLECTUAL PROPERTY RIGHTS

         5.1 OWNERSHIP OF BACKGROUND IP. All right, title and interest (including Intellectual Property Rights) to Background IP of a party shall remain the property of such party and no licenses or other rights with respect to such Background IP are granted to the other party. Upon Neah's request, Novellus shall use commercially reasonable efforts to identify and provide notice to Neah of all patents owned by Novellus (excluding patents to Project IP) that may be infringed upon by Background IP incorporated by Novellus into Components. Upon Novellus' request, Neah shall use commercially reasonable efforts to identify and provide notice to Novellus of all patents owned by Neah (excluding patents to Project IP) that may be infringed upon by Background IP incorporated by Neah into Component Equipment or Component Equipment Processes.

         5.2 OWNERSHIP OF INDEPENDENTLY DEVELOPED PROJECT IP. Subject only to the express license granted in Section 5.5, all right, title and interest (including Intellectual Property Rights) to Novellus Project IP shall be owned solely and exclusively by Novellus. Subject only to the express license granted in Section 5.6, all right, title and interest (including Intellectual Property Rights) to Neah Project IP shall be owned solely and exclusively by Neah.

         5.3 OWNERSHIP OF JOINTLY DEVELOPED IP. Subject only to the express licenses granted in Sections 5.5 and 5.6, all right, title and interest (including Intellectual Property Rights) to Jointly Developed IP shall be owned jointly by the parties. Each party shall have an equal, undivided, joint ownership interest in all right, title and interest (including Intellectual Property Rights) in and to such Jointly Developed IP immediately upon its creation. Neah hereby assigns to Novellus and Novellus hereby assigns to Neah an equal, undivided, joint ownership interest in Jointly Developed IP so that Neah and Novellus, respectively, each has an equal, undivided, joint ownership interest in the Jointly Developed IP.

         5.4      USE OF JOINTLY DEVELOPED IP. Subject to the terms of Sections
         5.5 and 5.6, each party shall have the right to use, make, have made, sell, import and


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         otherwise exploit the Jointly Developed IP, and hereby consents to any licenses granted by the other party to third parties to use, make, have made, sell, import and otherwise exploit the Jointly Developed IP. Neither party shall have a "duty to account" or share profits from the Jointly Developed IP with the other party.

         5.5 EXCLUSIVE RIGHT TO COMMERCIALIZE IN THE FUEL CELL FIELD OF USE. Notwithstanding the other terms of this Agreement, Neah shall have the exclusive right to use and commercialize the Project IP in the Fuel Cell Field of Use, except that Novellus shall have the right to use and commercialize the Project IP in connection with the supply of Components by Novellus to Neah. Novellus agrees that it shall not, directly or indirectly, use or commercialize, or license third parties to use or commercialize, the Project IP in the Fuel Cell Field of Use, except in connection with the supply of Components to Neah. Novellus hereby grants Neah an exclusive, perpetual, transferable, sublicensable, worldwide, irrevocable, royalty-free license to use, make, have made, sell, offer to sell and import goods and services under the Intellectual Property Rights to the Novellus Project IP and the Jointly Developed IP, solely in the Fuel Cell Field of Use.

         5.6 EXCLUSIVE RIGHT TO COMMERCIALIZE OUTSIDE THE FUEL CELL FIELD OF USE. Notwithstanding the other terms of this Agreement, Novellus shall have the exclusive right to use and commercialize the Project IP outside the Fuel Cell Field of Use. Neah agrees that it shall not, directly or indirectly, use or commercialize, or license third parties to use or commercialize, the Project IP outside the Fuel Cell Field of Use. Neah hereby grants Novellus an exclusive, perpetual, transferable, sublicensable, worldwide, irrevocable, royalty-free license to use, make, have made, sell, offer to sell and import goods and services under the Intellectual Property Rights to the Neah Project IP and the Jointly Developed IP, solely outside the Fuel Cell Field of Use.

         5.7      BACKGROUND IP. The licenses referred to in Sections 5.5 and
         5.6 above shall not include any rights in any Background IP. Novellus agrees to negotiate the grant of a non-exclusive license to Neah on commercially reasonable terms under Novellus' Background IP as necessary for Neah to use and commercialize the Project IP in the Fuel Cell Field of Use. Neah agrees to negotiate the grant of a non-exclusive license to Novellus on commercially reasonable terms under Neah's Background IP as necessary for Novellus to use and commercialize the Project IP other than for the design, development, manufacturing, sale or other distribution of Components used as fuel cell electrodes or Component Equipment.

         5.8 IDENTIFICATION OF PROJECT IP. The parties agree to meet at least quarterly during the term of the Project to identify and discuss Project IP. Upon the identification of any such Project IP, the parties will discuss the necessary protection for the parties' rights in such Project IP, including whether the parties should file for patent, copyright, mask work, or trademark protection, the countries in which such filings should be made, and whether such Project IP shall be treated as trade secrets.


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         5.9      PATENTS ON JOINTLY DEVELOPED IP.

                  5.9.1 JOINT PATENTS. Each patent (including divisions, reissues, renewals, continuations and continuations-in-part) issuing from patent applications for Jointly Developed IP (each, a "Joint Patent") shall be owned jointly by the parties in accordance with Section 5.3. The Joint Patents shall be subject to the licenses granted in Sections 5.5 and 5.6.

                  5.9.2 PROCESS FOR PROPOSING PROSECUTION. Either party may suggest the prosecution of a patent application for Jointly Developed IP or any portion thereof in any country. The proposing party ("Proposing Party") shall describe the scope of the proposed patent application and the countries in which it desires to seek patent protection.

                  5.9.3 PROCESS FOR JOINING PROSECUTION. The other party ("Nonproposing Party") shall have sixty (60) days to give notice of its desire to join in the prosecution of such patent application in all or some of the countries in the notice. The Nonproposing Party may propose additional countries in which it desires to seek patent protection, in which case it will be deemed the Proposing Party with respect to such additional countries for the purposes of this Section 5.9.

                  5.9.4 EFFECT OF NOT JOINING PROSECUTION. If the Nonproposing Party fails to respond within such sixty
                           (60) day period, the Proposing Party shall exclusively control the prosecution of such patent application. If the Nonproposing Party declines to join in the prosecution of the patent application in a particular country or countries, the Proposing Party shall exclusively control the prosecution of such patent application only in such country or countries. The Nonproposing Party shall provide, at the expense of the Proposing Party, information reasonably necessary for the Proposing Party to prosecute such patent application. The Proposing Party shall be responsible for paying one hundred percent (100%) of the costs and expenses for such prosecution, and one hundred percent (100%) of the fees related to the maintenance of the resulting Joint Patent. The Nonproposing Party shall reimburse the Proposing Party for fifty percent (50%) of the prosecution costs and expenses and maintenance fees related to the resulting Joint Patent, solely to the extent the Non-Proposing Party receives royalties from the license of such Joint Patent or an amount as mutually agreed upon by the parties which would approximate a reasonable royalty for the sale of products which would otherwise infringe such Joint Patent.

                  5.9.5 EFFECT OF JOINING PROSECUTION. If the Nonproposing Party chooses to join in the prosecution of the patent application in a particular country or countries, the parties shall mutually control the prosecution of such patent application in such country or countries, and shall mutually select a patent attorney for such prosecution. Each party shall be responsible for paying fifty percent (50%) of the prosecution costs and expenses and maintenance fees related to the resulting Joint Patent.

                  5.9.6 FAILURE TO PAY PROSECUTION COSTS AND EXPENSES, OR MAINTENANCE FEES. If a party (the "Non-Paying Party") fails to pay its share of the prosecution costs and expenses or maintenance fees pursuant to Section
                           5.9.5 within thirty (30) days following receipt of a notice of nonpayment from the other party (the "Paying Party"), the Paying Party may give notice of its intent to continue to prosecute the relevant patent application or maintain the relevant Joint Patent, and shall thereafter pay one hundred percent (100%) of the costs and expenses for such prosecution, and one hundred percent (100%) of the fees related to the maintenance fees for such Joint Patent. The Paying Party shall control the prosecution of such patent application, and the Non-Paying Party shall provide, at the expense of the Paying Party, information reasonably necessary for the Paying Party to prosecute such patent application. The Non-Paying Party shall reimburse the Paying Party for fifty percent (50%) of the prosecution costs and expenses and maintenance fees related to the Joint Patent, solely to the extent the Non-Paying Party receives royalties from the license of such Joint Patent or an amount as mutually agreed upon by the parties which would approximate a reasonable royalty for the sale of products which would otherwise infringe such Joint Patent.

                  5.9.7 ABANDONMENT OF PATENT APPLICATION OR JOINT PATENT. If a party (the "Abandoning Party") desires to abandon a patent application for Jointly Developed IP or a Joint Patent in a particular country or countries, it shall give the other party (the "Non-Abandoning Party") sixty (60) days prior written notice of its intention to abandon such patent application or Joint Patent. If the Non-Abandoning Party desires to continue to prosecute such patent application or maintain such Joint Patent, it shall give notice of such intent to the Abandoning Party within such period and shall thereafter pay one hundred percent (100%) of the costs and expenses for such prosecution and one hundred percent (100%) of the fees related to the maintenance of such Joint patent. The Non-Abandoning Party shall control the prosecution in such country or countries, and the Abandoning Party shall provide, at the expense of the Non-Abandoning Party, information reasonably necessary for the Non-Abandoning Party to prosecute such patent application. The Abandoning Party shall reimburse the Non-Abandoning Party for fifty percent (50%) of the prosecution costs and expenses and maintenance fees related to the Joint Patent, solely to the extent the Abandoning Party receives royalties from the license of such Joint Patent or an amount as mutually agreed upon by the parties which would approximate a reasonable royalty for the sale of products which would otherwise infringe such Joint Patent.

         5.10     PATENTS ON INDEPENDENTLY DEVELOPED PROJECT IP.

                  5.10.1 NON-JOINT PATENT. Each patent (including divisions, reissues, renewals, continuations and continuations-in-part) issuing from a patent application for Neah Project IP or Novellus Project IP (each, a "Non-Joint Patent") shall be owned solely and exclusively by Neah or Novellus, respectively, in accordance with Section 5.2. The Non-Joint Patents shall be subject to the licenses granted in Sections
                           5.5 and 5.6.

                  5.10.2   PROCESS FOR PROPOSING PROSECUTION. In the event that
                           (a) Neah desires to prosecute a patent application for Novellus Project IP which is licensed to it by Novellus pursuant to Section 5.5, or (b) Novellus desires to prosecute a patent application for Neah Project IP which is licensed to it by Neah pursuant to Section 5.6, such party (the "Requesting Party") shall notify the other party (the "Responding Party").

                  5.10.3 OPTION TO PROSECUTE. The Responding Party shall have the sole right to initiate the prosecution of the patent application within ninety days following receipt of the notice from the Requesting Party. If the Responding Party initiates the prosecution of the patent application within such time, the Responding Party shall exclusively control the prosecution of such patent application and the Requesting Party shall reimburse the Responding Party for one hundred percent (100%) of the reasonable costs and expenses for such prosecution.

                  5.10.4 FAILURE TO INITIATE PROSECUTION. If the Responding Party fails to initiate the prosecution of the patent application within ninety (90) days following receipt of the notice from the Requesting Party, the Requesting Party may prosecute, at its own expense, the patent application, and shall exclusively control such prosecution. In such event, the Responding Party shall execute such documents and take such other action in connection therewith as may be reasonably requested by the Requesting Party, at the Requesting Party's expense.

                  5.10.5 MAINTENANCE FEES. The Requesting Party shall be responsible for paying one hundred percent (100%) of the fees related to the maintenance of the Non-Joint Patent.

         5.11     COOPERATION.

                  5.11.1 JOINTLY DEVELOPED IP. Each party shall provide to the other party copies of all documentation and other information in support of any patent application or other agreed upon registration process for Jointly Developed IP.

         5.12     INFRINGEMENT OF PROJECT IP.

                  5.12.1 NOTIFICATION OF INFRINGEMENT. If either party learns of an infringement by a third party of Intellectual Property Rights to the Project IP, such party shall promptly notify the other party and shall provide the other party with available evidence of such infringement.

                  5.12.2 ENFORCEMENT BY THE PARTIES. Neah shall have the exclusive right, at its expense, but not the obligation, to bring and maintain any action in its own name alleging that a third party has infringed or misappropriated Intellectual Property Rights to Project IP in the Fuel Cell Field of Use. Novellus shall have the exclusive right, at its expense, but not the obligation, to bring and maintain any action in its own name alleging that a third party has infringed or misappropriated Intellectual Property Rights to Project IP outside the Fuel Cell Field of Use. In no event shall the non-enforcing party be obligated to join as a party in any such action, whether or not the non-enforcing party is deemed an indispensable party thereto, and the enforcing party shall not seek to join the non-enforcing party. There shall be no accounting to the other party in the event of a favorable judgment or award in such action. Neither party may settle any such dispute without the consent of the other party, unless such settlement would not adversely affect the rights of the other party.

         5.13     INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

                  5.13.1 NOTIFICATION OF INFRINGEMENT. If either party learns that the performance of the Project may infringe upon the Intellectual Property Rights of a third party, such party shall promptly notify the other party and shall provide the other party with available evidence of such potential infringement.

                  5.13.2 DEFENSE. In the event a third party brings an action against either party alleging infringement of any third party's Intellectual Property Rights arising out of the commercial exploitation of Project IP, the party against whom such action is brought (the "Defending Party") shall defend such action at its expense. In the event of such action, the parties shall confer with each other, cooperate and provide reasonable assistance to each other during the defense of the action.

6.0      TERM AND TERMINATION.

         6.1 TERM. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Section 6.2 and 6.3, shall continue until the earlier of (i) the completion of the Project, or
         (ii) December 31, 2005. The term of this Agreement may be extended upon mutual agreement of the parties.

         6.2 TERMINATION FOR CAUSE. Either party may terminate this Agreement by written notice if the other party materially breaches this Agreement and does not cure such breach within thirty (30) days of receipt of notice of such breach. Either party may also terminate this Agreement by written notice to the other party in the event that the other party (a) becomes or is insolvent; (b) makes an assignment for the benefit of its creditors; (c) applies for or consents to the appointment of a receiver, trustee or liquidator for substantially all of its assets, or such a receiver, trustee or liquidator is appointed for the other party; (d) files a voluntary petition or proceeding under any statute of any state or country relating to insolvency or the protection of the rights of creditors; or (e) has filed against it an involuntary petition or proceeding under any statute of any state or country relating to insolvency or the protection of the rights of creditors that has not been dismissed within sixty (60) days thereof.

         6.3 TERMINATION UPON ACQUISITION. Novellus may terminate this Agreement if Neah undergoes a change of control, including, without limitation, through the sale of all or substantially all of Neah's assets, the sale of fifty percent (50%) of the outstanding voting securities of Neah, or the reorganization, consolidation or merger of Neah where the holders of Neah's securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the surviving entity after the transaction, provided that the acquirer is (a) a competitor of Novellus, as reasonably determined by Novellus, or (b) a semiconductor equipment manufacturer.

         6.4 EFFECTS OF TERMINATION. Termination of this Agreement by either party shall not act as a waiver of any breach of this Agreement and shall not release either party from any liability for breach of such party's obligations under this Agreement. All other rights and obligations of the parties shall terminate as of the termination or expiration of this Agreement, except that each party's rights and obligations pursuant to Sections 2.2.4, 2.5(c), 2.7, 3, 4, 5, 6.4, 9, 10, and 11 of this Agreement shall survive.

7.0 RELATIONSHIP MANAGER. Each party agrees to appoint, in writing, an individual to coordinate activities under this Agreement and to act as the primary point of contact for the other party (the "Relationship Manager"). The Relationship Managers shall meet at least monthly to discuss the activities conducted, and to be conducted, pursuant to this Agreement. The Relationship Managers shall review the Project Plan at least once every ninety (90) days and discuss amendments and updates thereto. Either party may change their designated Relationship Manager upon written notice to the other. The initial Relationship Managers are:

                       INITIAL RELATIONSHIP MANAGER FOR NEAH:

                       Name:      Arthur S. Homa
                       Address:   22118 20th Ave. SE
                                  Suite 142
                                  Bothell, WA 98021
                       Phone:     425-424-3324 Ext. 108
                       Fax:       425-483-8454
                       Email:     ahoma@neahpower.com

                       INITIAL RELATIONSHIP MANAGER FOR NOVELLUS:

                       (Name:     John Drewery
                       Address:   4000 North First Street
                                  San Jose, CA 95134
                       Phone:     408-545-3590
                       Fax:       408-953-4665
                       Email:     john.drewery@novellus.com

8.0 NO OTHER CONSIDERATION. Neither party shall have any monetary or other obligations to the other arising out of or related to this Agreement except as expressly provided for herein. Each party further acknowledges and agrees that any and all costs, expenses or liabilities incurred by a party arising out of or related to this Agreement shall be the responsibility of the party incurring such cost, expense or liability, and neither party shall be liable or obligated to pay any cost, expense or liability paid or incurred by the other.

9.0 DISCLAIMER OF WARRANTIES. NEITHER PARTY MAKES ANY WARRANTIES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) RELATING TO THIS AGREEMENT, THE PROJECT, ITS BACKGROUND IP, OR ITS BACKGROUND CONFIDENTIAL INFORMATION, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, OR ANY WARRANTY THAT MAY ARISE OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE IN TRADE.

10.0 LIMITATION OF LIABILITY. EXCEPT FOR THE OBLIGATIONS OF THE PARTIES UNDER SECTION 4 ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOSS OF PROFITS, LOSS OF REVENUE, OR LOSS RESULTING FROM INTERRUPTION OF BUSINESS, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROJECT, REGARDLESS OF THE FORM OF ACTION OR IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY HAS ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE LIMITATIONS OF LIABILITY SET FORTH HEREIN, AND THAT THE SAME FORM AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES, WITHOUT WHICH SUCH PARTY WOULD NOT HAVE ENTERED INTO THIS AGREEMENT. EACH PARTY AGREES THAT THE LIMITATIONS OF LIABILITY SET FORTH HEREIN WILL SURVIVE AND APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE.

11.0     GENERAL TERMS

         11.1 NON-SOLICITATION. During the term of this Agreement and for a period of one year following the termination of this Agreement, neither party will directly or indirectly solicit, hire or attempt to hire any of the other party's employees, or cause others to solicit, hire or attempt to hire any such employees; provided, however, this obligation shall not apply to or be breached by (a) advertising of open positions, or other forms of soliciting employees or contractors that are general in nature, or (b) responding to unsolicited inquiries about employment or contract opportunities from any individual or agent.

         11.2 ASSIGNMENT. Neither party shall assign, delegate or otherwise transfer this Agreement or any of the rights and obligations under this Agreement voluntarily, by operation of law, or otherwise, without the other party's prior written consent, not to be unreasonably withheld, provided, however, that either party may assign, delegate and otherwise transfer all of its rights and obligations under this Agreement to a successor in connection with a merger or sale of all or substantially all of the party's business to which this Agreement relates. An assignment without the requisite consent, if required, shall be void and unenforceable. Subject to the foregoing, this Agreement will be binding and inure to the benefit of the parties and their respective successors and permitted assigns.

         11.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its provisions governing conflicts of law.

         11.4 DISPUTES. All disputes arising under this Agreement shall be resolved by non-binding mediation and binding arbitration in accordance with the following terms.

                  11.4.1 Either party may commence an action by notifying the other party and the American Arbitration Association ("AAA"). Unless the parties agree upon a mediator within thirty (30) days following such notification, AAA will promptly designate a mediator who is independent, impartial and has relevant industry experience, and AAA's decision about the identity of the mediator will be final and binding. The parties agree to conduct at least eight (8) consecutive hours of non-binding mediated negotiations within 30 days after the notice is sent. Each party shall bear its own expenses for the mediation and they shall each share equally in the expenses and fees of the mediator.


                  11.4.2 If the dispute is not resolved by negotiation or mediation within thirty (30) days after the first notice to AAA is sent, then, upon notice by either party to the other and to AAA, the controversy or dispute will be submitted for binding arbitration in accordance with AAA's Commercial Arbitration Rules. The arbitrator may be selected by mutual agreement of the parties. If the parties cannot mutually agree upon an arbitrator within thirty (30) days of notice of the controversy or dispute, then each party shall select an arbitrator, and such arbitrators shall select a third arbitrator. The arbitration shall be held at a mutually agreeable location in the city of San Francisco, California, and the United States Arbitration Act will govern the arbitration, 9 U.S.C. Sections 1-16 (or by the same principles enunciated by such Act in the event it may not be technically applicable). The parties agree that they will abide by and perform any judgment rendered by the arbitrator(s). The judgment of the arbitrator(s) will be final and binding on the parties. Each party shall bear its own expenses for the arbitration and they shall each share equally in the expenses and fees of the arbitrator(s). Notwithstanding the foregoing, neither party shall be precluded from seeking injunctive relief from a court of competent jurisdiction pending the resolution of any dispute in accordance with this Section 11.4.

         11.5 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral.

         11.6 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, or (c) one
         (1) business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed to the party to be notified at the address indicated for such party in Section 7, or at such other address as such party may designate by five (5) days advance written notice to the other party given in the foregoing manner.

         11.7 FURTHER ASSURANCES. The parties shall perform all such further acts, provide such further documents or written assurances, and execute such further documents as are reasonably required or necessary to carry out the acts and transactions contemplated by this Agreement.

         11.8 COUNTERPARTS. This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         11.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         11.10 HEADINGS. The headings in this Agreement are for convenience only, and shall not affect the interpretation of this Agreement.

         11.11 BANKRUPTCY CODE. The licenses granted under this Agreement shall be treated as a license of rights to "intellectual property" (as defined in Section 101(35A) of Title II of the Unites States Code, as amended (the "BANKRUPTCY CODE")) for purposes of Section 365(n) of the Bankruptcy Code. The parties agree that the recipient of each license may elect to retain and may fully exercise all of its rights and elections under the Bankruptcy Code provided that such party abides by the terms of this Agreement, including without limitation the terms of all licenses granted by such recipient to the other party hereunder.

         11.12 AMENDMENT; WAIVER. No modification, amendment or waiver of any provision of this Agreement shall be effective except pursuant to a writing signed by a duly authorized representative of each party. The waiver by either party of a breach of or a default under any provision of this Agreement shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.

        IN WITNESS WHEREOF, THE parties hereto have executed this Agreement as of the Effective Date.

NEAH POWER SYSTEMS, INC.                   NOVELLUS SYSTEMS, INC.

By: /s/ David Dorheim                      By: /s/ Kevin S. Royal

Name: David Dorheim                        Name: Kevin S. Royal

Title: President & CEO                     Title: Chief Financial Officer

Date: April 30, 2004                       Date: April 28, 2004

LIST OF EXHIBITS


EXHIBIT A - PROJECT PLAN

EXHIBIT B - NOVELLUS PERSONNEL

EXHIBIT C - EQUIPMENT

EXHIBIT D - WARRANT

                                                                       EXHIBIT A

                NOVELLUS AND NEAH POWER TECHNOLOGY COLLABORATION
                                 APRIL 29, 2004
                              COMPANY CONFIDENTIAL



OVERALL DESCRIPTION OF COLLABORATION ACTIVITIES

Neah is in the business of developing silicon-based fuel cell technology. Novellus is a provider of advanced deposition and surface preparation systems for the semiconductor industry. Neah and Novellus will collaborate to develop technology related to the application of catalyst and conductive films to porous silicon structures to be used as fuel cell electrodes.

Neah has developed the ability to produce limited quantities of porous silicon that can be used as a catalyst support structure in a fuel cell electrode. Neah will provide porous silicon material to Novellus for use in the development of techniques to deposit conductive films and catalysts in the porous structures. Joint work in deposition techniques will occur when appropriate. Both Neah and Novellus will analyze and characterize the conductive films and catalyst particles that have been deposited on the porous structures. Neah will also conduct various electrochemical tests on the electrodes that are produced by Novellus, including tests in a fuel cell. Both parties will perform their work in a timely fashion and will share results with each other in order to modify future deposition techniques to produce improved electrode performance in fuel cells.

Both parties desire a long-term relationship that results in ongoing improvements in the performance of Neah's silicon-based fuel cells.

                   PROPOSED "MILESTONES" FOR VESTING WARRANTS

CONDUCTIVITY STRUCTURES - 33.3%

  OBJECTIVES

     o    Agreement on a resistance model for the electrode structure -
          Neah/Novellus

     o Develop long term reliability test system; e.g. perform repeated thermal cycling in presence of chemistry

     o    Production of targeted structures on Neah provided samples - Novellus

     o Experimental verification of resistance values where possible - Neah/Novellus

     o    Experimental verification of impact on electrode performance - Neah

     o    Demonstrate wafer level capability of process.

  DELIVERABLES

     o    X% (tbd) ohmic loss (X will be an achievable number based on modeling)

               o    Modeling plus sheet resistances for verification)

     o    Roadmap to $Y COO per wafer

     o    Demonstrate techniques over 4" wafer





                                                                  April 29, 2004
                                       2                    Company Confidential

---------------------------------------------------------------------------------------------------------------------------------
                           DESIGN         PRIORITY       MARCH 2004        2ND HALF          2ND HALF        MEASUREMENT
                          ELEMENTS          (A=           RESULTS          2004 GOAL         2005 GOAL        TECHNIQUE
                                          HIGHEST)
---------------------------------------------------------------------------------------------------------------------------------
                          Material           A               Ru                Ru                Ru
 SIDEWALL              Compatibility                                      Masked metal      Masked metal    Reliability
 CONDUCTOR                                                                                                  testing to be
                                                                                                            agreed upon.  Will
                                                                                                            include extended
                                                                                                            exposure to fuel
                                                                                                            cell chemistry
                                                                                                            before and after
                                                                                                            repetitive
                                                                                                            stressing.
---------------------------------------------------------------------------------------------------------------------------------
                       Film thickness        A          100 nm (Ru)       TBD based on          TBD         SEM
                       down the pore                                        modeling
---------------------------------------------------------------------------------------------------------------------------------
                      Film Adherence,        C         Excellent (Ru)         TBD               TBD         Investigate
                         pore wall                                                                          micro-scratch
                                                                                                            test.
                                                                                                            Perform before
                                                                                                            and after repetitive
                                                                                                            stressing.
---------------------------------------------------------------------------------------------------------------------------------
  FRONT                   Material           A         100 micron Ru          Gold              Gold
ELECTRODE              compatibility                                      Masked metal      Masked metal



---------------------------------------------------------------------------------------------------------------------------------
                      Sheet resistance       A                          TBD by modeling   TBD by modeling   4 point probe
---------------------------------------------------------------------------------------------------------------------------------
                        Reliability          B              Good            >3 years          >3 years      Accelerated
                                                                                                            reliability test
                                                                                                            TBD.
---------------------------------------------------------------------------------------------------------------------------------
                          Overhang           B                            <10% of pore      <10% of pore    SEM
                       (reduction in                                        opening           opening
                      pore radius due
                        to electrode
                           layer)
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                                 COMMENTS


-------------------------------------------------------------
                    Compatibility with chemical systems
 SIDEWALL           will be checked with literature and
 CONDUCTOR          chemical analysis results.







-------------------------------------------------------------


-------------------------------------------------------------






-------------------------------------------------------------
  FRONT             Decision on solution to be based on
ELECTRODE           cost and reliability considerations.
                    In view of the need to expose metal
                    and make contact at edges, inert
                    metal may be needed.
-------------------------------------------------------------

-------------------------------------------------------------
                    No degradation or delamination
                    following reliability test.

-------------------------------------------------------------
                    Importance of this issue depends on
                    technique used to deposit catalyst layer



-------------------------------------------------------------


                                                                  April 29, 2004
                                       3                    Company Confidential

CATALYST STRUCTURES

PHASE I - 33.3%

OBJECTIVES

     o    Control/optimization of existing electrodeposition methods. -
          Neah/Novellus

               o See targets document for specific attributes and measuring techniques.

     o Identification, development and validation of alternative methods that may provide more control and/or higher performance under same metrics as above.

DELIVERABLES

     o    Repeatability

               o    Activity SD < 30% of mean

o        Performance

               o    (mean +2*SD) same for new process as old process

                         |_|  No reduction in best performance

                         |_|  Increase in number of high binned parts

PHASE II - 33.3%

OBJECTIVES

     o Identification, development and validation of processes for advanced catalyst structures.

               o Anticipated to be the production of high surface area support structures on which catalyst particles are deposited. Critical metrics are same as Phase I plus catalyst loading metrics.

DELIVERABLES

     o    Successful feasibility exit for supported catalyst concept

     o    Activity corresponding to goals for stage (100mw/cm2)

               o    Demonstrated for electrodes, not the integrated fuel cell

     o    Roadmap to performance 2X (stage 2)


                                                                  April 29, 2004
                                       4                    Company Confidential

---------------------------------------------------------------------------------------------------------------------------------
                           DESIGN         PRIORITY       MARCH 2004        2ND HALF          2ND HALF        MEASUREMENT
                          ELEMENTS          (A=           RESULTS          2004 GOAL         2005 GOAL        TECHNIQUE
                                          HIGHEST)
---------------------------------------------------------------------------------------------------------------------------------
CATALYSTS PROPERTIES  Electrochemical        B              .65            .8 to .9 V        .8 to .9 V     OCV, Exchange
                          Activity                                                                          current density




---------------------------------------------------------------------------------------------------------------------------------
                          Catalyst           B              Poor           Continuous           TBD         SEM, EDX
                        Distribution                  reproducibility    coverage down
                       and Uniformity                                      pore wall.
---------------------------------------------------------------------------------------------------------------------------------
                       Catalyst Layer        B              TBD         Consistent with   Consistent with    SEM
                         Thickness                                      loading targets   loading targets
                                                                             below             below
---------------------------------------------------------------------------------------------------------------------------------
                          Catalyst           A              TBD           Atomic Pt:Ru      Atomic Pt:Ru    SEM, EDX, XPS
                        Composition                                         (3+-x):1           3+-y:1

---------------------------------------------------------------------------------------------------------------------------------
                       Real Catalyst         B         4000cm2/cm2 Si         7500             10,000       CO, H2 desorption
                        Surface Area                                                                        (CV)
---------------------------------------------------------------------------------------------------------------------------------
                          Catalyst           B              TBD               TBD               TBD         Micro scratch,
                         Adherence                                                                          SEM, AFM
                                                                                                            before/after
                                                                                                            reliability cycling

---------------------------------------------------------------------------------------------------------------------------------
                          Catalyst                        2 mW/mg           20 mw/mg         200 mW/mg      Weight and
                        Utilization                                                                         catalytic activity
                                                                                                            measurements

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                                      COMMENTS


---------------------------------------------------------------
CATALYSTS PROPERTIES  Intent is to minimize losses that are a function of fundamental catalytic
                      and Tafel slope kinetics as well as
                      provide a reproducible process for
                      catalyst deposition that can
                      ultimately occur at a wafer level.
---------------------------------------------------------------
                      Uniform means the same structure exists
                      at all targeted locations in the
                      electrode structure.
---------------------------------------------------------------



---------------------------------------------------------------
                      Ru may be as hydroxide  X and Y TBD
                      based on sensitivity of catalytic
                      activity to composition.  No halogens.
---------------------------------------------------------------


---------------------------------------------------------------
                      Catalyst must stay attached during
                      operating conditions.



---------------------------------------------------------------
                      This is a cost issue.  Migration to
                      supported catalyst is at least one
                      anticipated concept.

---------------------------------------------------------------


                                                                  April 29, 2004
                                       5                    Company Confidential

                                                                       EXHIBIT D

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.


                       WARRANT TO PURCHASE COMMON STOCK OF
                            NEAH POWER SYSTEMS, INC.

Warrant No. COMMON STOCK-04         Bothell, Washington
                   Date of Issuance: April 29, 2004  Number of Shares: 1,000,000
                                                         (subject to adjustment)

         THIS CERTIFIES THAT, for value received, NOVELLUS SYSTEMS, INC., or its permitted registered assigns (the "HOLDER"), IS entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the date hereof (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on April 29,
2009 (the "EXPIRATION DATE"), to purchase from NEAH POWER SYSTEMS, INC., a Washington corporation (the "COMPANY"), ONE MILLION (1,000,000) shares of
Warrant Stock of the Company at a price per share of $0.25 (the "EXERCISE PRICE"). Both the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment and vesting as provided herein. This Warrant is issued pursuant to that certain Collaboration Agreement, dated as of the date hereof (the "AGREEMENT"), between the Company and the Holder. Unless defined otherwise herein, capitalized terms shall have the meaning set forth in the Agreement.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

"FAIR MARKET VALUE" of a share of Warrant Stock as of a particular date shall mean:

         (a) If traded on a national securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the shares of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

         (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

         (c) If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; PROVIDED, HOWEVER, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "IPO" shall mean the first firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement filed with the SEC under the Securities Act.

         "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         "SEC"  shall  mean  the  U.S.   Securities  and  Exchange   Commission.
         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "WARRANT" shall include this Warrant and any warrant delivered in substitution or exchange for this warrant as provided herein.

         "WARRANT STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.       EXERCISE OF WARRANT.

         2.1. PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

         (a)      this Warrant at the principal office of the Company, and

         (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Exercise Price (the "EXERCISE AMOUNT"), except that if Holder is subject to HSR Act Restrictions (as defined in Section 2.5 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

         2.2. NET ISSUE  EXERCISE.  In lieu of the payment  methods set forth in
Section 2.1(b) above, if the Fair Market Value of one share of Warrant Stock is greater than the Exercise Price (at the date of calculation set forth below), the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company, at the principal office of the Company, the Warrant for the amount being exchanged, along with a properly endorsed Notice of Exercise, and the Company shall issue to the Holder the number of shares of the Warrant Stock computed using the following formula:

            X=Y (A-B)
              -------
                  A

Where: X = the number of shares of Warrant Stock to be issued to the Holder.

                  Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                  A = the Fair Market Value of one share of the Warrant Stock.

                  B = Exercise Price (as adjusted to the date of such calculation).


All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2. Upon receipt of a written notice of the Company's intention to raise capital by selling shares of Common Stock in an IPO (the "IPO NOTICE"), which notice shall be delivered to the Holder at least forty-five (45) but not more than ninety (90) days before the anticipated date of the effectiveness of the registration statement associated with the IPO, the Holder shall promptly notify the Company whether the Holder will exercise this Warrant pursuant to this Section 2.2 prior to consummation of the IPO. Notwithstanding whether an IPO Notice has been delivered to the Holder or any other provision of this Warrant to the contrary, if the Holder decides to exercise this Warrant while a registration statement is on file with the SEC in connection with the IPO, this Warrant shall be deemed exercised on the consummation of the IPO and the Fair Market Value will be the price at which one share of Common Stock was sold to the public in the IPO. If the Holder has elected to exercise this Warrant pursuant to this Section 2.2 while a registration statement is on file with the SEC in connection with an IPO and the IPO is not consummated, then the Holder's exercise of this Warrant shall not be effective unless the Holder confirms in writing the Holder's intention to go forward with the exercise of this Warrant.

         2.3. STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of exercise of this Warrant under Section 2.1 or 2.2 above, as applicable, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.4. HSR ACT. The Company hereby acknowledges that exercise of this Warrant by the Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that the Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR ACT RESTRICTIONS"). If on or before the Expiration Date, the Holder has sent the Notice of Exercise to Company and the Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date or the completion of the IPO.

         2.5. PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares of Warrant Stock as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         2.6. VESTING. The purchase rights represented by this Warrant shall vest as follows:

                  (a) 333,333 shares of Warrant Stock (as adjusted pursuant to Section 4 hereof) shall vest fully and be immediately exercisable by the Holder upon the completion of each of the three milestones identified in the Project Plan as defined in the Technology Collaboration Agreement dated effective as of April 1, 2004. The remaining one share (as adjusted pursuant to Section 4) shall vest upon completion of the first of the three milestones.

                  (b) Notwithstanding anything to the contrary set forth herein, upon (i) the reorganization or merger (or similar transaction or series of transactions) of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding voting stock immediately before such transaction or series of related transactions do not, immediately after such transaction or series of related transactions, retain stock representing a majority of the voting power of the surviving corporation (or its parent corporation if the surviving corporation is wholly owned by the parent corporation) of such transaction of series of related transactions; or (ii) a sale, transfer or exclusive license of all or substantially all of the assets of the Company, the purchase rights represented by this Warrant shall immediately and fully accelerate and all shares of Warrant Stock issuable under this Warrant shall vest fully and be immediately exercisable by the Holder.

3. VALID ISSUANCE; TAXES. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

         4.1. ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the shares of Warrant Stock, as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be proportionately increased and the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision, and likewise, the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be proportionately decreased and the Exercise Price proportionately increased in the case of a combination.

         4.2. ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise of this Warrant at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this
Section 4.

         4.3. RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

         4.4. ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares as otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger, or similar transaction, in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted into other property, whether in the form of securities, cash, or otherwise, and as a result of which the ownership of the Company shall change by fifty percent (50%) or more, or (c) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer (collectively, A "TRANSACTION"), this Warrant shall cease to represent the right to receive Warrant Shares and shall automatically represent the right to receive upon the exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property offered to the Company's holders of Warrant Stock in connection with such Transaction that a holder of shares of Warrant Stock would have been entitled to receive in such Transaction if this Warrant had been exercised in full immediately before such Transaction, subject to further adjustment as provided in this Section 4. The foregoing provisions of this
Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales, and transfers to the extent that this Warrant is assigned to or assumed by any successor corporation or entity, whether by operation of law or otherwise, and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares of Warrant Stock in connection with any such Transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5. REDEMPTION OR TERMINATION OF WARRANT STOCK. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Articles of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or ceases to exist (the "WARRANT STOCK TERMINATION DATE"), shall receive, subject to the terms of this Warrant, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Warrant Stock Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Warrant Stock Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Warrant Stock Termination Date by (y) the number of shares of Warrant Stock of the Company for which this Warrant is exercisable immediately after the Warrant Stock Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF WARRANT STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder, parent, subsidiary or affiliate of the Holder, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; PROVIDED, HOWEVER that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act, covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144, promulgated under the Securities Act.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof(.), that the Holder has had such opportunity as the Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares of Warrant Stock for an indefinite period; that the Holder understands that shares of Warrant Stock will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Holder) and will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Warrant Stock may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

11. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

12. TITLES AND HEADINGS. The titles, captions and headings of this Warrant are included for ease of reference only and will be disregarded in interpreting or construing this Warrant. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Warrant.

13. LAW GOVERNING. This Warrant shall be governed in all respects by the laws of the State of Washington, without regard to principles of conflict of laws.

14.      NOTICE.

         14.1. MERGER OR SALE. If the Company proposes to sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation), including an exclusive license of all or substantially all of the intellectual property assets of the Company, or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (other than a transaction or series of related transactions approved by the holders of Common Stock and the holders of each series of Preferred Stock, voting separately), but excluding (i) a consolidation with a wholly owned subsidiary of the Company, or
(ii) a merger effected solely for the purpose of changing the domicile of the Company, then the Company shall give the Registered Holder written notice of such impending transaction not later than ten (10) days prior to the shareholders' meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify the Registered Holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Company shall thereafter give the Registered Holder prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein; PROVIDED, HOWEVER, that such periods may be shortened upon the written consent of the Registered Holder.

         14.2. DIVIDEND, RECLASSIFICATION OR DISSOLUTION. In case: (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution; (b) of any reclassification of the capital stock of the Company; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Registered
Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, or (ii) the date and the time, if any is to be fixed, as of which the holders of record of Warrant Stock shall be entitled to exchange their shares of Warrant Stock for securities or other property deliverable upon such event. Such notice shall be delivered at least ten (10) days prior to the date therein specified.

         14.3. MANNER OF NOTICE. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or ninety-six (96) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page below or as subsequently modified by written notice.

15. SEVERABILITY. If any section, provision or clause of this Warrant shall be found or be held to be illegal, invalid or unenforceable, the remainder of this Warrant shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties' intent in entering into this Warrant.

16.      COUNTERPARTS.   This   Warrant   may  be  executed  in  any  number  of
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

17. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

18. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.



                        [SPACE LEFT INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.



                            NEAH POWER SYSTEMS, INC.

                            By:          /s/ David Dorheim
                                         -----------------
                            Name:        David Dorheim
                            Title:       President and CEO

                            Address: 22122 20th Ave SE, Suite 161, Bothell, WA 98021

                            Fax:         (425) 483-8454
                            Date:        _______________








           SIGNATURE PAGE TO NOVELLUS WARRANT TO PURCHASE COMMON STOCK
                           OF NEAH POWER SYSTEMS, INC.

EXHIBIT 12
NOTICE OF EXERCISE
(To be executed upon exercise of Warrant)

NEAH POWER SYSTEMS, INC.                       WARRANT NO. COMMON STOCK-04

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant Certificate for, and to purchase thereunder, the securities of Neah Power Systems, Inc. as provided for therein, and (check the applicable box):

|_|      Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $________________ for such securities.

|_|      Elects the Net Issue Exercise option pursuant to Section 2.2 of the
Warrant, and accordingly requests delivery of a net of of such securities, according to the following calculation:


         X = Y (A-B)       (_____) = [(____)-(____)]
             -------       -------------------------
         A                          (       )

Where:   X = the number of shares of Common Stock to be issued to Holder.
         Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
         A = the Fair Market Value of one share of the Company's Common Stock. B = Exercise Price (as adjusted to the date of such calculation).

         Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:  ________________________________

Address:  ______________________________

Signature: ______________________________

         Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee
appearing in the assignment form below.

         If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT 2
ASSIGNMENT
(To be executed only upon assignment of Warrant Certificate)

NEAH POWER SYSTEMS, INC.                             WARRANT NO. _________

For value received, the undersigned hereby sells, assigns and transfers unto _________________ the within Warrant Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:





 -------------------------------------------------------------------------------
 Name(s) of Assignee(s)          Address                # of Warrants
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

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         And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

         Dated:   ___________________________

         Signature: _________________________

         Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signatures) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.